                                                                      EXHIBIT 21



                            SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of February 15, 1999. The Company's bank subsidiaries which have the words "National Association" (N.A.), or "National" in their respective titles are organized under the laws of the United States; and all state bank subsidiaries are incorporated under the laws of the state in which each is domiciled. Each non-bank subsidiary is incorporated or organized in the jurisdiction appearing opposite its name.

BANK SUBSIDIARIES

ARIZONA
Norwest Bank Arizona, N.A
Wells Fargo Bank (Arizona), N.A.

CALIFORNIA
Wells Fargo Bank, N.A.
Wells Fargo Bank, Ltd.
Wells Fargo Central Bank
Wells Fargo HSBC Trade Bank, N.A.

COLORADO
Norwest Bank Colorado, N.A.
Norwest Bank Grand Junction, N.A.
Norwest Bank Grand Junction-Downtown, N.A.

ILLINOIS
Norwest Bank Illinois, N.A.

INDIANA
Norwest Bank Indiana, N.A.

IOWA
Dial National Bank
Norwest Bank Iowa, N.A.

MINNESOTA
First National Bank of Monticello
Norwest Bank Faribault, N.A.
Norwest Bank Minnesota, N.A.
Norwest Bank Minnesota North, N.A.
Norwest Bank Minnesota South, N.A.
Norwest Bank Minnesota Southwest, N.A.
Norwest Bank Minnesota West, N.A.
Norwest Bank Red Wing, N.A.

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

MONTANA
Norwest Bank Montana, N.A.

NEBRASKA
Norwest Bank Nebraska, N.A.

NEVADA
Norwest Bank Nevada, N.A.

NEW MEXICO
First Bank of Grants, N.A.
Norwest Bank New Mexico, N.A.

NORTH DAKOTA
Norwest Bank North Dakota, N.A.

OHIO
Norwest Bank Ohio, N.A.

SOUTH DAKOTA
Dial Bank
Norwest Bank South Dakota, N.A.

TEXAS
First Bank Katy, N.A.
First National Bank of Missouri City
First Valley Bank
Norwest Bank El Paso, N.A.
Norwest Bank Texas, N.A.
The First National Bank of Franklin
Wells Fargo Bank (Texas), N.A.

WISCONSIN
Norwest Bank Hudson, N.A.
Norwest Bank La Crosse, N.A.
Norwest Bank Wisconsin, N.A.

WYOMING
Norwest Bank Wyoming, N.A.


EDGE ACT CORPORATIONS
Norwest Bank International

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

NON-BANK SUBSIDIARIES


                                                  JURISDICTION OF
                                                  INCORPORATION OR
DIRECTLY OWNED:                                   ORGANIZATION
---------------                                   ------------
B & G Investment Company                          Texas
Bancdata Processing Corporation                   Minnesota
Benson Financial Corporation                      Texas
Blackhawk Bancorporation                          Iowa
Canton Bancshares, Inc.                           Illinois
Central Bancorporation, Inc.                      Texas
Charter Bancorporation, Inc.                      Arizona
Charter Holdings, Inc.                            Nevada
Century Business Credit Corporation               New York
Credisol, S.A.                                    Costa Rica
Emjay Corporation                                 Wisconsin
Farmers National Bancorp, Inc.                    Delaware
Fidelity Bancshares, Inc.                         Texas
Fidelity National Life Insurance Company          Arizona
Financiera El Sol, S.A.                           Panama
First Bancshares of Valley City, Inc.             North Dakota
First Valley Bank Group, Inc.                     Texas
Franklin Bancshares, Inc.                         Delaware
GST Co.                                           Delaware
Goldenrod Asset Management                        Delaware
Henrietta Bancshares, Inc.                        Texas
Independent Bancorp of Arizona, Inc.              Delaware
International Bancorporation, Inc.                Minnesota
Irene Bancorporation, Inc.                        South Dakota
Island Finance (Aruba) N.V.                       Aruba
Island Finance (Bonaire) N.V.                     Netherlands Antilles
Island Finance (Cuaracao) N.V.                    Netherlands Antilles
Island Finance (St. Maarten) N.V.                 Netherlands Antilles
Island Finance Puerto Rico, Inc.                  Delaware
Island Finance Virgin Islands, Inc.               Delaware
Lindeberg Financial Corporation                   Minnesota
Little Mountain Bancshares, Inc.                  Minnesota
Lowry Hill Investment Advisors, Inc.              Minnesota
MidAmerica Bancshares, Inc.                       South Dakota
Midwest Credit Life Insurance Company             Arizona
Minnesota Bancshares, Inc.                        Minnesota
Mountain Bancshares, Inc.                         Colorado


                                          3


                                                  JURISDICTION OF
                                                  INCORPORATION OR
DIRECTLY OWNED:                                   ORGANIZATION
---------------                                   ------------
Myers Bancshares Inc.                             Texas
Northern Prairie Indemnity Limited                Cayman Islands, BWI
Norwest Agricultural Credit, Inc.                 Minnesota
Norwest AMG, Inc.                                 Delaware
Norwest Asia Limited                              Hong Kong
Norwest Audit Services, Inc.                      Minnesota
Norwest Auto Receivables Corporation              Delaware
Norwest Credit, Inc.                              Minnesota
Norwest Escrow Funding, Inc.                      Delaware
Norwest Financial Services, Inc.                  Delaware
Norwest Foundation                                Minnesota
Norwest Holding Company                           Delaware
Norwest Home Improvement, Inc.                    Texas
Norwest Insurance, Inc.                           Minnesota
Norwest Investment Services, Inc.                 Minnesota
Norwest Investors, Inc.                           Minnesota
Norwest Limited, LLC                              Delaware
Norwest Nova, Inc.                                Minnesota
Norwest Properties, Inc.                          Minnesota
Norwest Services, Inc.                            Minnesota
Norwest Trust Company, Cayman Islands             Cayman Islands, BWI
Packers Management Company, Inc.                  Nebraska
Peoples Mortgage and Investment Company           Iowa
Rose Asset Management, Inc.                       Delaware
Star Bancshares, Inc.                             Texas
Texas Bancorporation, Inc.                        Texas
Texas National Bankshares, Inc.                   Texas
The Bank of New Mexico Holding Company            New Mexico
The First National Bankshares, Inc.               New Mexico
The Foothill Group, Inc.                          Delaware
The Wells Fargo Foundation                        California
Union Texas Bancorporation, Inc.                  Texas
Victoria Bankshares, Inc.                         Texas
WFC Holdings Corporation                          Delaware
Wisconsin Bancshares, Inc.                        Wisconsin

                                          4

                                                  JURISDICTION OF
                                                  INCORPORATION OR
INDIRECTLY OWNED:                                 ORGANIZATION
-----------------                                 ------------
Admiral Life Insurance Company of America         Arizona
Allied Business Systems, Inc.                     Iowa
AMAN Collection Service 1, Inc.                   Nevada
AMAN Collection Service, Inc.                     South Dakota
American Community Bank Group Service Corporation Minnesota
American Securities Company                       California
American Securities Company of Nevada             Nevada
Americorp Financial, Inc.                         Nevada
ATC Realty Fifteen, Inc.                          California
ATC Realty Nine, Inc.                             California
ATC Realty Sixteen, Inc.                          California
ATI Foreclosure Services, Inc.                    California
ATI Title Agency of Arizona, Inc. (inactive)      Arizona
ATI Title Agency of Ohio, Inc.                    Ohio
ATI Title Company, LLC                            Delaware
ATI Title Company of California                   California
ATI Title Company of Nevada                       Nevada
Bancshares Insurance Company                      Vermont
Blue Jay Asset Management, Inc.                   Delaware
Blue Spirit Insurance Company                     Vermont
Bluebonnet Asset Management, Inc.                 Delaware
Cardinal Asset Management, Inc.                   Delaware
CCC Investment NV, Inc.                           Nevada
Central Bancorporation of Delaware, Inc.          Delaware
Central Casualty Insurance Agency, Inc.           Oklahoma
Central Pacific Corporation                       Delaware
Century Data Services, Inc.                       New York
Centurion Agencies, Co.                           Iowa
Centurion Agency Nevada, Inc.                     Nevada
Centurion Casualty Company                        Iowa
Centurion Life Insurance Company                  Missouri
CGT Insurance Company                             Barbados
CHM Insurance Company                             South Dakota
Cityside Insurance Company, Ltd.                  Turks & Caicos Islands
Clinton Street Garage Company, Inc.               Indiana


                                          5

                                                  JURISDICTION OF
                                                  INCORPORATION OR
INDIRECTLY OWNED:                                 ORGANIZATION
-----------------                                 ------------
Collin Equities, Inc.                             Texas
Columbine Asset Management, Inc.                  Delaware
Commonwealth Leasing Corporation                  Minnesota
Community Casualty Co. (1)                        Vermont
Community Pacific Broadcasting Corporation        Nevada
Community Credit Co.                              Minnesota
Copper Asset Management, Inc.                     Delaware
Crestone Capital Management, Inc.                 Colorado
Crocker Grande, Inc.                              California
Crocker Life Insurance Company                    California
Crocker Properties, Inc.                          California
DAG Management, Inc.                              Colorado
Dial National Community Benefits, Inc.            Nevada
EZG Associates Limited Partnership                Delaware
Ellis Advertising, Inc.                           Iowa
Falcon Asset Management, Inc.                     Delaware
FCC Holdings                                      California
Fidelity Acceptance Corporation (2)               Minnesota
Fidelity Acceptance Holding, Inc.                 Nevada
Fidelity Bancorporation, Inc.                     Delaware
Fidelity National Life Insurance Company          Arizona
Finvercon S.A. Compania Financiera                Argentina
Finvercon USA, Inc.                               Nevada

---------------
(1) Community Credit Co. is the parent and directly owns all the voting securities of certain subsidiaries operating as consumer finance companies in the United States (27 as of February 15, 1999).  Such subsidiaries were incorporated or otherwise organized in Arizona, California, Colorado,
Georgia, Illinois, Indiana, Iowa, Kentucky, Missouri, Montana, Nebraska,
Nevada, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, Tennessee, Utah,
Washington, Wisconsin and Wyoming.
(2) Fidelity Acceptance Corporation is the parent and directly or indirectly beneficially owns all the voting securities of certain subsidiaries operating as consumer finance companies in the United States and Guam (34 as of
February 15, 1999). Such subsidiaries were incorporated or otherwise organized in Alabama, Arizona, California, Colorado, Delaware, Florida,
Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana,
Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New
Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee,
Texas, Utah, Virginia, Washington, Wisconsin and Guam.

                                          6

                                                  JURISDICTION OF
                                                  INCORPORATION OR
INDIRECTLY OWNED:                                 ORGANIZATION
-----------------                                 ------------
First City Life Insurance Company                 Arizona
First DialWest Escrow Company, Inc.               California
First Interstate Bancorporation, Inc. (inactive)  Kansas
First Interstate Commercial Mortgage Company      Delaware
First Interstate Insurance Company                Arizona
First Interstate Mortgage Holding Company         Arizona
First Valley Delaware Financial Corporation       Delaware
Foothill Capital Corporation                      California
Fremont Properties, Inc.                          Colorado
Galliard Capital Management, Inc.                 Minnesota
Garces Water Company, Inc.                        California
Golden Pacific Insurance Company                  Vermont
Great Plains Insurance Company                    Vermont
Green Bay Asset Management, Inc.                  Delaware
Henrietta Delaware Financial Corporation          Delaware
IntraWest Asset Management, Inc.                  Delaware
IntraWest Insurance Company                       Arizona
Iowa Asset Management, Inc.                       Delaware
Island Finance Credit Services, Inc.              New York
Island Finance New York, Inc.                     New York
La Crosse Asset Management, Inc.                  Delaware
Las Vegas Building Corporation                    New Mexico
Lilac Asset Management, Inc.                      Delaware
Lily Asset Management, Inc.                       Delaware
Lincoln Building Corporation                      Colorado
Magnolia Asset Management, Inc.                   Delaware
Maier/Hauswirth Investment Advisors, LLC          Wisconsin
Mail Systems Co.                                  Iowa
Marigold Asset Management, Inc.                   Delaware
Mercury Marine Finance, Inc.                      Iowa
Mission Savings and Loan Association              U.S.
Modern Casualty Insurance Agency                  Arizona
Montgomery Estates, Inc.                          Texas
National Letter Service Company                   Minnesota
NISI Nevada Insurance, Inc.                       Nevada
NISI Wyoming Insurance                            Wyoming
North Star Mortgage Guaranty Reinsurance Company  Vermont
Norwest Asset Acceptance Corporation              Delaware
Norwest Asset Company                             Iowa
Norwest Asset Securities Corporation              Delaware
Norwest Auto Finance, Inc.                        Minnesota

                                          7


                                                  JURISDICTION OF
                                                  INCORPORATION OR
INDIRECTLY OWNED:                                 ORGANIZATION
-----------------                                 ------------
Norwest Auto Lease, Inc.                          Minnesota
Norwest Business Credit, Inc.                     Minnesota
Norwest Colorado Community Development
   Corporation                                    Colorado
Norwest do Brasil Servicos Ltda                   Brazil
Norwest Electronic Tax Service, LLC               Delaware
Norwest Energy Capital, Inc.                      Texas
Norwest Equipment Finance & Leasing, Inc.         New Jersey
Norwest Equity Capital, L.L.C.                    Minnesota
Norwest Financial Alabama, Inc.                   Alabama
Norwest Financial Business Credit, Inc.           Iowa
Norwest Financial Canada DE, Inc.                 Ontario
Norwest Financial Capital, Inc.                   Delaware
Norwest Financial Coast, Inc.                     California
Norwest Financial Credit Services, Inc.           Florida
Norwest Financial DE Asset Management, Inc.       Delaware
Norwest Financial Information Services
   Group, Inc.                                    Iowa
Norwest Financial Investment 1, Inc.              Nevada
Norwest Financial Investment 2, Inc.              Nevada
Norwest Financial Investment, Inc.                Nevada
Norwest Financial Leasing, Inc.                   Iowa
Norwest Financial North Carolina 2, Inc.          North Carolina
Norwest Financial North Carolina 3, Inc.          North Carolina
Norwest Financial NV Asset Management, Inc.       Nevada
Norwest Financial Resources, Inc.                 Iowa
Norwest Financial Security Services, Inc.         Iowa
Norwest Financial South Carolina 1, Inc.          North Carolina
Norwest Financial, Inc.(3)                        Iowa
Norwest Funding, Inc.                             Minnesota
Norwest Funding II, Inc.                          Minnesota
Norwest Insurance New Mexico, Inc.                New Mexico
Norwest Insurance Wyoming, Inc.                   Wyoming
Norwest Integrated Structured Assets, Inc.        Delaware
Norwest International Commercial Services Limited Hong Kong
Norwest Investment Advisors, Inc.                 Iowa
Norwest Investment Management, Inc.               Minnesota

---------------
(3) Norwest Financial, Inc. is the parent and directly or indirectly beneficially owns all the voting securities of certain subsidiaries operating as consumer finance companies in the United States, Canada, Guam and Saipan.
(64 subsidiaries  as of February 15, 1999).  Such subsidiaries were incorporated or otherwise organized in: Alaska, Arizona, California,
Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois,
Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts,
Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New
Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota,
Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South
Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia,
Wisconsin, Wyoming, Canada, Guam and Saipan.
                                     8



                                                  JURISDICTION OF
                                                  INCORPORATION OR
INDIRECTLY OWNED:                                 ORGANIZATION
-----------------                                 ------------
Norwest Mortgage Asset Management Corporation     Minnesota
Norwest Mortgage Closing Services, LLC            Iowa
Norwest Mortgage Conventional 1, Inc.             Delaware
Norwest Mortgage Insured 1, Inc.                  Delaware
Norwest Mortgage Insured 2, Inc.                  Delaware
Norwest Mortgage of Massachusetts, Inc.           Massachusetts
Norwest Mortgage of New Mexico, Inc.              New Mexico
Norwest Mortgage of New York, Inc.                New York
Norwest Mortgage Real Estate Funding 1, Inc.      Delaware
Norwest Mortgage Real Estate Funding 2, Inc.      Delaware
Norwest Mortgage, Inc.                            California
Norwest Rural Insurance Services, Inc.            Minnesota
Norwest Venture Capital Management, Inc.          Minnesota
Norwest Ventures, LLC                             Delaware
Old Henry, Inc.                                   Illinois
Osprey Asset Management, Inc.                     Delaware
Peregrine Capital Management, Inc.                Minnesota
PGD, Inc.                                         Texas
Premium Service/Norwest Financial Coast, Inc.     South Carolina
Raven Asset Management, Inc.                      Delaware
Regency Insurance Agency, Inc.                    Minnesota
Reliable Financial Services, Inc.                 Puerto Rico
RELS, LLC                                         Delaware
RELS Reporting Services, LLC                      Iowa
RELS Title Services, LLC                          Delaware
Residential Home Mortgage Investment, LLC         Delaware
Residential Home Mortgage, LLC                    Delaware
Robin Asset Management, Inc.                      Delaware
Rural Community Insurance Agency, Inc.            Minnesota
Rural Community Insurance Company                 Minnesota
Sagebrush Asset Management, Inc.                  Delaware
Saguaro Asset Management, Inc.                    Delaware
Scott Life Insurance Company                      Arizona
South Dakota Asset Management, Inc.               Delaware
Spring Cypress Water Supply Corporation           Texas
Spring Mountain Escrow Company                    California
Statewide Acceptance Corporation                  Texas
Superior Asset Management, Inc.                   Delaware
Star Bancshares of Nevada, Inc.                   Nevada
Superior Guaranty Insurance Company               Vermont
Superior Health Care Management, Inc.             Delaware
Superior North Asset Management, Inc.             Delaware

                                          9

                                                  JURISDICTION OF
                                                  INCORPORATION OR
INDIRECTLY OWNED:                                 ORGANIZATION
-----------------                                 ------------
Superior Red Wing Asset Management, Inc.          Delaware
Superior South Asset Management, Inc.             Delaware
Superior Southwest Asset Management, Inc.         Delaware
Superior West Asset Management, Inc.              Delaware
The United Group, Inc.                            North Carolina
Tower Data Processing Corporation                 Iowa
United California Bank Realty Corporation         California
United New Mexico Financial Corporation           New Mexico
United New Mexico Real Estate Services, Inc.      New Mexico
USF Life Reinsurance Company                      Arizona
Valley Asset Management, Inc.                     Delaware
Valuation Information Technology, LLC             Iowa
Victoria Financial Services, Inc.                 Delaware
Wells Capital Management Incorporated             California
Wells Fargo Capital A                             California
Wells Fargo Capital B                             California
Wells Fargo Capital C                             California
Wells Fargo Capital I                             California
Wells Fargo Capital II                            California
Wells Fargo Cash Centers, Inc.                    Nevada
Wells Fargo Corporate Services, Inc.              California
Wells Fargo Corporation                           Oregon
Wells Fargo Equipment Finance, Inc.               Minnesota
Wells Fargo Equity Capital, Inc.                  California
Wells Fargo Financing Corporation                 California
Wells Fargo Housing Advisors, Inc.                California
Wells Fargo Insurance Services                    California
Wells Fargo International, Ltd.                   Cayman Islands
Wells Fargo Leasing Corporation                   California
Wells Fargo Mondex, Inc.                          Arizona
Wells Fargo Realty Corporation I                  Maryland
Wells Fargo Realty Corporation II                 Maryland
Wells Fargo Realty Corporation III                Maryland
Wells Fargo Realty Corporation IV                 Maryland
Wells Fargo Realty Holding Corporation III        Delaware
Wells Fargo Realty Holding Corporation IV         Delaware
Wells Fargo Securities, Inc.                      California
Wells Fargo Small Business
   Investment Company, Inc.                       California
Wells Fargo Ventures, Inc.                        Delaware
                                          10

                                                  JURISDICTION OF
                                                  INCORPORATION OR
INDIRECTLY OWNED:                                 ORGANIZATION
-----------------                                 ------------
Wells Fargo, Ltd.                                 Hawaii
WFS Insurance Agency, Inc.                        Montana
WFS Insurance Agency, Inc.                        Nevada
WFS Insurance Agency, Inc.                        Oregon
WFS Insurance Agency, Inc.                        Washington
WFS Insurance Agency, Inc.                        Wyoming
Yucca Asset Management, Inc.                      Delaware

NOTE: Not included in the above list of subsidiaries of the corporation are inactive subsidiaries, certain subsidiaries formed solely for the purpose of reserving a name, joint ventures or limited partnerships.


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